                                                                   Exhibit 99(b)

                               CONSENTS OF PERSONS

                               TO BECOME DIRECTORS

                                       OF

                            AVA FORMATION CORPORATION

                           --------------------------

      Each of the undersigned, severally, hereby consents to being named in Registration Statement No. 333-131872 of AVA Formation Corp. ("AVA") as a person who, subject to the conditions contemplated in such Registration Statement, will become a director of AVA after the Effective Time (as defined in such Registration Statement) and further consents to the filing of this consent as an exhibit to such Registration Statement.

                                     /s/ Erik J. Anderson
                                     ----------------------------------------
                                          Erik J. Anderson

                                     /s/ Kristianne Blake
                                     ----------------------------------------
                                          Kristianne Blake

                                     /s/ Roy Lewis Eiguren
                                     ----------------------------------------
                                          Roy Lewis Eiguren

                                     /s/ Gary G. Ely
                                     ----------------------------------------
                                          Gary G. Ely

                                     /s/ Jack W. Gustavel
                                     ----------------------------------------
                                          Jack W. Gustavel

                                     /s/ John F. Kelly
                                     ----------------------------------------
                                          John F. Kelly

                                     /s/ Jessie J. Knight, Jr.
                                     ----------------------------------------
                                          Jessie J. Knight, Jr.

                                     /s/ Michael L. Noel
                                     ----------------------------------------
                                          Michael L. Noel

                                     /s/ Lura J. Powell
                                     ----------------------------------------
                                          Lura J. Powell, Ph.D.

                                     /s/ Heidi B. Stanley
                                     ----------------------------------------
                                          Heidi B. Stanley

                                     /s/ R. John Taylor
                                     ----------------------------------------
                                          R. John Taylor